                                                                   EXHIBIT 10.21


The following Basic Information is incorporated into and made a part of this lease. Each reference in this lease to any of the Basic Lease Information shall mean the respective information set forth below and shall be construed to all of the items provided under the particular lease paragraph(s) pertaining to such information. In the event of a conflict between any Basic Lease Information and the lease, the lease shall control.

IDENTIFICATION DATE OF LEASE: 06-01-00                              X   New     ____Renewal      ____Expansion  ______Other
                             ---------                            -----

1.   Name of Building: Steck II Executive Plaza                        Address: 8217 Shoal Creek Blvd., Austin, TX 78757
                       ------------------------------------                     ----------------------------------------

2.   Owner/Lessor: Becker Family Limited Partnership (BFLP)            Address: c/o Commerce Management Company
                   ----------------------------------------                     -------------------------------------------
                                                                                9111 Jollyville, Suite 106 Austin, TX 78757
                                                                                -------------------------------------------
3.    Suite Number: 202
                    ---

4.    Usable SF: 1,144                      Add-On Factor: 16%                                   Rentable SF: 1,327
                 -----                                     ---                                                -----

5.    Lessee Name: Synplicity, Inc.                                             dba:______________________________________
                   ----------------

     a)  Lessee is ____ an individual(s), _____ a general partnership, _____ a limited partnership,  X  a corporation,
                                                                                                    ---
         ___ a joint venture, _____ a professional corporation, ____ a professional association.

     b)  Lessee Address for Notice:________________________________________________________________________________________________
     c)  Lessee Contact Person: Doug Miller          Phone:_____________________________         Fax:______________________________
                                ------------
     d)  Lessee Taxpayer ID#: 77-0368779             SS#:_______________________________         DL # State:_______________________
                              ---------------

6.   Lease Term: Thirty Six (36) full calendar months
                 ---------------

      a) Commencement Date: 07/01/00                                     b) Expiration Date: 06/30/03
                            -- -- --                                                         -- -- --
      c) Rent & Pass thru Commencement Date: 07/01/00 d) Expiration Date: 06/30/03
                                             -- -- --                     -- -- --
7.    Base Rent:


                                                                                                            Annual Rent
                  Term                               Monthly Rent               Annual Rent                 psf of NRA


         From     07/01/00     To     06/30/01       $2,432.83                  $29,194.00                  $22.00
                  -- -- --            -- -- --       -------------              ---------------             ------
         From     07/01/01     To     06/30/02       $2,488.12                  $29,857,50                  $22.50
                  -- -- --            -- -- --       -------------              ---------------             ------
         From     07/01/02     To     06/30/03       $2,543.42                  $30,521.00                  $23.00
                  -- -- --            -- -- --       -------------              ---------------             ------

Late Charge:   5  % of current monthly base rent. Date assessed: 10th of each month.
             -----                                               ----

8.   Expense Stop: Base Year
                   ---------

9.   Parking: Number of Spaces 02 (reserved)
                               ---

10.  Security Deposit:     a) Amount: $ $2,432.83
                                       ----------
                           b) Paid by Cash:   X  Yes          ________ No
                                            -----
                           c) Irrevocable Letter of Credit: $__________         Rec'd.:______Yes    ______No
                           d) Bank:__________________________________________________________
                           e) Expiration of Letter of Credit:______________/________/________
                           f) Bank Contact/Phone:____________________________________________

11.  Tenant Finish Out Provisions:

          a)    _____________As is
          b)    $____________/sq.ft allowance
          c)    $____________allowance (actual amount)
          d)   Amount of overage owed by Tenant $_______________ Payment Schedule: ________________________________________________
          e)   Notes:______________________________________________________________________________________________________________
          f)      X    Turn key
               -------

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

12.  Special Conditions (Exhibit I):

         a)  Current Financials received:      ______  Yes      _______  No
             Credit Report received:           ______  Yes      _______  No


         b)  Other/Notes: Tenant shall have an option to renew premises in accordance with Exhibit. Tenant shall have the right of first refusal for additional space in accordance with Exhibit_______.


13.  Guaranty Information:

         This lease _ is X is not (check one) guaranteed by others. The name and
                         -
         title of each guarantor is shown below and on the signature page(s) at the end of this lease.

14.  Lessee Signature Requirements:

         Lessee is ( ) an individual, ( ) several individuals, ( ) a general partnership, ( ) a limited partnership, ( ) a joint venture, ( ) an unincorporated association, ( ) a professional corporation, ( ) a professional association, or (X) a corporation (check one).

         Such partnership joint venture unincorporated association or corporation is organized or chartered under the laws of the State of
         ________.


         Lessee's name stated at the beginning of this lease ( ) is or (X) is not an assumed name. If so, has an assumed name certificate name been received? _______ Yes ________ No


15.  Broker Information:

          a) Listing Broker;.                         William Lee Russell, dba Russell & Associates
                                                      -----------------------------------------------------------------------------
          b) Leasing Co-Broker and Company:           Don Cox Company
                                                      -----------------------------------------------------------------------------
          c) Tenant Rep letter attached:              _______ Yes            X    No
                                                                         --------
          d) Written agent for renewal commission:    _______ Yes            X    No; ___________ %
                                                                         --------

16.  Signatures:

         LESSOR                                                               LESSEE

         Becker Family Limited Partnership                             Synplicity, Inc.
         -----------------------------------------------------         ------------------------------------------------------------
         Printed name of company or firm                               Printed name of company or firm
         Erwin P. Becker, Inc.
         Erwin P. Becker, President                                    Doug Miller
         -----------------------------------------------------         ------------------------------------------------------------
         Printed name of person signing                                Printed name of person signing
         /s/ [ILLEGIBLE]
         /s/ [ILLEGIBLE]                                               /s/ [ILLEGIBLE]
         -----------------------------------------------------         ------------------------------------------------------------
         Authorized Person's Signature                                 Authorized Person's Signature

         General Partner                                               Vice President Finance, CFO
         -----------------------------------------------------         ------------------------------------------------------------
         Title of person signing                                       Title of person signing

         6-13-2000                                                     June 8, 2000
         -----------------------------------------------------         ------------------------------------------------------------
         Date signed (must be filled in)                               Date signed (must be filled in)

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------


                             INDEX TO OFFICE LEASE
SECTION TITLE                                                         Lease Page
1.1   The leased premises..............................................     1
1.2   Use..............................................................     1
1.3   Usable area......................................................     1
1.4   Rentable area....................................................     1
2.1   Base rent and additional rents...................................     1
3.1   Date and place of payment........................................     1
3.2   Late payments....................................................     1
3.3   Security deposit.................................................     1
4.1   Term commencement and anniversary................................     1
4.2   Acknowledgment of lease..........................................     2
4.3   Delivery of possession...........................................     2
5.1   Tenant finish-out................................................     2
6.1   Quiet possession.................................................     2
7.1   Utilities and services by Lessor.................................     2
7.2   Utilities and services by Lessee.................................     2
7.3   Interruption of utilities or services............................     2
7.4   Extra electricity................................................     3
7.5   Extra heating or air conditioning................................     3
5.1   Maintenance and repairs by Lessor................................     3
8.2   Maintenance and repairs by Lessee................................     3
8.3   Telecommunications equipment.....................................     3
9.1   Access keys locks and security...................................     3
9.2   Parking..........................................................     4
10.1  Occupancy nuisance and hazards...................................     4
11.1  Taxes............................................................     4
12.1  Insurance........................................................     4
12.2  Mutual releases and waiver of subrogation........................     4
12.3  Hold harmless....................................................     5
13.1  Alterations by Lessee............................................     5
13.2  Americans with Disabilities Act..................................     5
14-1  Removal of property by Lessee....................................     5
15.1  Subletting and assignment........................................     6
16.1  Destruction by fire or other casualty............................     6
17.1  Condemnation.....................................................     6
18.1  Default by Lessor................................................     6
19.1  Default by Lessee................................................     7
20.1  Lien for rent....................................................     8
21.1  Attorneys fees interest and other expenses.......................     8
22.1  Nonwaiver........................................................     8
23.1  Building rules...................................................     8
24.1  Transfer of ownership by Lessor..................................     8
25.1  Mortgages........................................................     9
26.1  Surrender of premises...........................................      9
27.1  Holding over.....................................................     9
28.1  Signs and building name..........................................     9
28.2  Relocation of Lessee.............................................     9
29.1  Notices..........................................................     9
30.1  Estoppel certificate.............................................     9
31.1  Successors.......................................................    10
31.2  Leasing agent commissions........................................    10
32.1  Building operating expense.......................................    10
33.1  Representations and warranties by Lessor.........................    10
34.1  Representations and warranties by Lessee.........................    10
35.1  Place of Performance.............................................    10
36.1  Miscellaneous....................................................    10
37.1  Special conditions...............................................    10

                                                     Lessor /s/ [ILLEGIBLE]
                                                            -----------------

                                                     Lessee /s/ [ILLEGIBLE]
                                                            ------------------

38.1  Exhibit list.........................................................................................        10
39.1  Lease dates and authority to sign....................................................................        11

Exhibit Page

      Exhibit A    Floor Plan of Lessee's Office Space (paragraph 1.1).....................................        13
      Exhibit B    Legal Description of Office Building (paragraph 1.1.)...................................        14
      Exhibit C    Building Operating Expense Passthrough Calculations
                   (paragraphs 2.1. and 32.1)..............................................................        15
      Exhibit D    Acknowledgment of Lease (paragraph 4.2).................................................        16
      Exhibit E    Construction by Lessor (paragraph 5.1.).................................................        18
      Exhibit F-1  Office Building Parking Rules (paragraph 9.2.)..........................................        19
      Exhibit F-2  Office Building Rules (paragraphs 9.2. and 3.1.)........................................        20
      Exhibit G    Estoppel Certificate (paragraph 30.1.)..................................................        23
      Exhibit H    Certificate of Corporate Resolution Authorizing
                   Lease or Guaranty (paragraphs 37.1 & 39.1)..............................................        25
      Exhibit I    Special Conditions (paragraphs 37.1 & 39.1).............................................        26
                   Financial Statement requirement
      Exhibit J    Hazardous Materials Statement...........................................................        27
      Exhibit K    Confidentiality Agreement...............................................................        28
      Exhibit L    Mortgagee Non-Disturbance...............................................................        29
      Exhibit M    ........................................................................................        31
      Exhibit N    ........................................................................................        32
      Exhibit O    ........................................................................................        33


                                                     Lessor /s/ [ILLEGIBLE]
                                                            -----------------

                                                     Lessee /s/ [ILLEGIBLE]
                                                            ------------------

                                  OFFICE LEASE

This is a Lease Agreement made and entered into between Lessor Name Specified in
                                                        ------------------------
Basic Lease Information #2, as Lessor and Lessee Name Specified in Basic Lease
--------------------------                ------------------------------------
Information #5., as Lessee, whether one or more.
---------------

1.1 THE LEASED PREMISES. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the "Leased Premises" which consists of "Lessee's Office Space" and "Common Areas" as defined below.

         (a) LESSEE'S OFFICE SPACE. "Lessee's Office Space" to which Lessee shall have exclusive use rights consists of Suite(s) Specified in Basic Lease
                                                     ------------------------
Information #3 representing the office space outlined and shaded on the floor
--------------
plan contained in Exhibit A. Such space is located in the building on a tract of land legally described by lot and block or metes and bounds in Exhibit B. The street address of the building is Specified in Basic Lease Information #1.
                                  ---------------------------------------

         (b) COMMON AREAS. The "common area" to which Lessee shall have non-exclusive use rights consists of (1) the interior common area located in the above described building, i.e., areas normally accessible to tenants such as the hallways, stairwells, elevators, lobby, restrooms, and snack bar areas; and (2) the exterior common area located outside the building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any), subject to paragraph 9.2 on parking.

1.2. USE. Lessee's office space may be used only for general office purposes. The name of Lessee's business is Specified in Basic Lease Information
                                           ------------------------------------
#5.
--

1.3.      USABLE AREA. Lessee's approximate "usable area" is Specified in Basic
                                                             ------------------
Lease Information #4. It is the office space outlined and shaded in Exhibit A.
---------------------
Such area is measured from the interior of the exterior walls and the exterior glass lines of the building to the middle of the remaining perimeter walls of the office space. This is in accordance with the BOMA International Standard of Floor Measurement.

1.4.      RENTABLE AREA. Lessee's approximate "rentable area" is Specified in
                                                                 ------------
Basic Lease Information #4. It consists of Lessee's "usable area" as defined
---------------------------
above, plus Lessee's prorata share of the building common areas as set forth in Basic Lease Information #4. Building common areas are defined as all corridors,
---------------------------
restrooms, snack bars, building equipment rooms, telephone closets, janitor closets, enclosed lobby, entrance areas, and other public areas in the building, excluding elevator shafts, stairwells, vertical chases, and enclosed parking areas. This is in accordance with the BOMA International Standard of Floor Measurement.

2.1.      BASE RENT AND ADDITIONAL RENTS WITH EXPENSE STOP. Lessee shall pay to
                                         -----------------
Lessor a "base rent" Specified in Basic Lease Information #7 per calendar year,
                     ---------------------------------------
which amounts to the sum(s) Specified in Basic Lease Information #7 per calendar
                            ---------------------------------------
month. Such base rent is equivalent to the Specified in Basic Lease Information
                                           ------------------------------------
#7 per square foot per year for Lessee's rentable area. The base rent is subject
--
to adjustment as provided in paragraph 32.1. Additional rent (representing Lessee's prorata share of building operating expenses over the expense stop
                                                      ---------------------
Specified in Basic Lease Information #8) shall be paid in accordance with
---------------------------------------
paragraph 32.1. Building operating expenses up to such expense stop amount shall be paid by Lessor.

3.1.      DATE AND PLACE OF PAYMENT. The monthly rent and one twelfth of
                                                          --------------
Lessee's share of estimated building operating expenses under paragraph 32.1
----------------------------------------------------------------------------
(i.e., expenses in excess of the expense stop) shall be due on the first day of
----------------------------------------------
each calendar month without demand. Partial months shall be prorated. All rent and other sums are due in the county where the building is located at the address designated by Lessor from time to time. All sums due by Lessee are without right of setoff or deduction. Monies mailed are considered timely paid only if received by Lessor by the due date; however rents postmarked one or more days before due date and received after the due date shall be considered as timely received by Lessor. Rent and late payment charges shall be paid without notice or demand. All other sums shall be due upon delivery of written notice in accordance with paragraph 29.1.

3.2. LATE PAYMENTS. If any rent payment or other sum due by Lessee to Lessor is received and accepted by Lessor later than ten (10) days after its due date, Lessee shall pay a late charge of 5% of such rent payment or other sum plus 1% thereof for each day thereafter (for up to 15 days) until such rent or other sum is paid. Lessor's acceptance of late rent or other sum shall not constitute permission for Lessee to pay the rent or other sum late thereafter and shall not constitute a waiver of Lessor's remedies for subsequent late payments. Late payment charges are due immediately upon notice or demand. All payments shall be by check or money order of a local bank not cash. For each returned check Lessee shall pay all applicable bank charges incurred by Lessor plus $50.00. Payments of any kind received by Lessor on behalf of Lessee may be applied at Lessor's option to nonrent items first, then to rent. Payment of rent by Lessee shall be an independent covenant. If Lessee has not timely paid rentals and other sums due on two or more occasions, or if a check from Lessee is returned for insufficient funds or no account, Lessor may for the next twelve
(12) months require that all rent and other sums due be paid by cashiers check, certified check, or money order, without prior notice.


                                                   Lessor /s/ [ILLEGIBLE]
                                                          -----------------
                                                   Lessee /s/ [ILLEGIBLE]
                                                          -----------------

3.3. SECURITY DEPOSIT. At the time of execution of this lease Lessee shall deposit with Lessor cash in the sum Specified in Basic Lease Information #10 to
                                    ----------------------------------------
secure performance of Lessee's obligations under this lease. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. In lieu of a cash security deposit, Lessee may furnish Lessor at time of execution of this lease an irrevocable letter of credit in the sum Specified in Basic Lease Information
                                           ------------------------------------
#10-c on a financial institution in Austin, Texas, expiring no sooner than the
-----
lease expiration date. Lessor may draw against such letter of credit by affidavit stating the amount due and unpaid by Lessee and the nature of Lessee's default under lease. If the letter of credit is not renewed or extended thirty
(30) days before its expiration date, Lessor may by affidavit draw down the entire amount to serve as a cash security deposit. Lessee shall immediately restore the security deposit to its original amount after any portion of it is applied to amounts due and unpaid by Lessee.

4.1. TERM POSSESSION AND ANNIVERSARY. The initial lease term shall be for the number of full calendar months from commencement date, plus the remainder of the last month. The commencement date of this lease shall be the earlier of (a) the date Specified in Basic Lease Information #6-a; (b) the date Lessee opens
         -----------------------------------------
for business in Lessee's office space; or (c) ___ days after Lessor delivers possession of Lessor's office space to Lessee and gives Lessee written notice that Lessor's work (as described in Exhibit E) is substantially complete. Lessor's anticipated delivery date of possession is July 01, 2000. If Lessor
                                                    -------------
delays in delivering possession of Lessee's office space as shown on Exhibit A, the commencement and anniversary dates shall be delayed in accordance with Exhibit E.

4.2. ACKNOWLEDGE OF LEASE. Upon commencement of this lease, Lessor and Lessee shall execute a recordable acknowledgment of this lease which is attached as Exhibit D and which will confirm the commencement date, ending date, annual anniversary date of the lease, and approximate square footage in Lessee's office space.

4.3. DELIVERY OF POSSESSION. Lessor shall deliver keys and/or access cards or codes and possession of Lessee's office space to Lessee on the lease commencement date stated in paragraph 4.1 unless otherwise agreed in writing by the parties. Lessee not be liable for rent until Lessor delivers possession of the leased premises to Lessee. If there is a delay in delivery of possession, rent shall be abated until Lessee's office space is ready for occupancy; and neither Lessor nor Lessor's agents shall otherwise be liable for any damages; and the lease shall not terminate. Internal construction shall, to the extent "readily achievable", comply with state and federal architectural barrier standards.

5.1.      TENANT FINISH-OUT. Check one:

          _________ (a)    Lessor shall provide no tenant finish-out or
                           improvements since Lessee has taken Lessee's office space "as is".

          _________ (b)    Lessor shall perform any special construction
                           described in Exhibit E. Costs of tenant finish-out or special construction shall be paid for pursuant to such exhibit.

          X         (c)    Turn key
          ---------

6.1. QUIET POSSESSION. If Lessee is current and in compliance with all of Lessee's obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of Lessee's office space, subject to the terms and conditions of this lease. Lessee shall have access to the building parking garage; if applicable; and common parking areas at all times; subject to parking fees and the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the building comply with building rules. Otherwise failure of other tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor.

7.1. UTILITIES AND SERVICES BY LESSOR. Except where otherwise stated in this lease, Lessor shall pay for and furnish in a timely and diligent manner to Lessee the following utilities (subject to Lessee being required to pay for same directly to the utility provider) and services and no others, subject to paragraph 32.1 regarding Lessee's payment of Lessee's prorata share of building operating expenses.

          (a) air conditioning and heating as reasonably required for comfortable use and occupancy under normal office conditions from 7:00 a.m. to
                                                                  ------------
7:00 on Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturday upon
-------------------------------------------------------------------------------
request, but not on Sunday, New Years Day, Memorial Day, July 4th, Labor Day,
-----------------------------------------------------------------------------
Thanksgiving or Christmas and after 6:00 p.m. on Christmas Eve and New Year's
-----------------------------------------------------------------------------
Eve so long as these times and dates comply with present and future governmental
---
laws or guidelines, including utilities such as electricity, gas, and water necessary for operation of same;

         (b)      water and wastewater services for common areas;

         (c) janitorial and cleaning services for the building five (5) days a week;

         (d)      electricity for standard office equipment and lighting;

         (e)      trash collection services (dumpster or garbage cans);

                                                   Lessor  /s/ [ILLEGIBLE]
                                                           ------------------
                                                   Lessee  /s/ [ILLEGIBLE]
                                                           ------------------

         (f) pest control services as needed in the reasonable judgment of Lessor;

         (g)      landscaping and parking lot maintenance services;

         (h)      repair and maintenance services pursuant to paragraph 8.1;

         (i) replacement of fluorescent light bulbs and ballasts in building standard lighting fixtures (but not incandescent light bulbs for nonstandard fixtures or for Lessee's lamps); and

         (j)      elevator service, if there is an elevator in the building.

7.2. UTILITIES AND SERVICES BY LESSEE. If applicable, Lessee shall pay for all utilities and services not expressly furnished by Lessor under paragraph
7.1. Lessee shall pay for all electricity consumed through any individual electrical meter(s) or submeter(s) servings office space. Costs of such utilities are not considered building operating expenses to be allocated among all tenants under paragraph 32.1. Service through individual electrical meters which exclusively serve Lessee's office space shall be in the name of Lessee. Lessor reserves the right to submeter electricity and/or water. Any electricity or water submetering shall be billed to and paid by Lessee at Lessor's average cost per KWH or gallon, and no more. If the water bill from the utility company includes wastewater charges, Lessee's liability for water submetering shall include corresponding wastewater costs (if any).

7.3. INTERRUPTION OF UTILITIES OR SERVICES. Temporary interruption or malfunction of utilities services and/or telephones shall not render Lessor liable for damages, rent abatements, or release of any Lessee obligation. Lessor shall use diligent efforts to have such utilities and services restored as soon as reasonably possible.

7.4. EXTRA ELECTRICITY. There shall be no extra electricity charges for typewriters, facsimile machines, word processors, dictating equipment, adding machines, desk top calculators, lamps, or other standard 110 volt office equipment. However, Lessee shall pay Lessor monthly, as billed, for charges which are separately metered or which Lessor may reasonably compute for electricity by Lessee for the following purposes: x-ray machines, hotplates, electric heaters, 220 volt equipment computers (other than desktop or word processor computers), or other electrical service not standard for the building.

7.5. EXTRA HEATING OR AIR CONDITIONING. If Lessee requests air conditioning or heating after the hours as set forth in paragraph 7.1 (a), Lessor may charge Lessee the same extra hourly fee charged by Lessor for after-hour air conditioning or heating to other tenants in the building.

8.1. MAINTENANCE AND REPAIRS BY LESSOR. Lessor shall repair and/or replace, as needed, the following items as a building expense under paragraph 32.1, so long as they are building standard items: light bulbs, ballasts, and fixtures; plumbing; hardware, appliances; doors; and wall and window coverings. Lessor shall use diligence to provide for the reasonable cleaning, maintenance, repair, reconnection of interrupted utilities or services, and landscaping of common areas, subject to any reimbursement obligations of Lessee under paragraph 8.2. Lessor may rekey at any time. Lessor may temporarily close any part of the common facilities if reasonably necessary for repairs or construction. Repairs and maintenance shall be in accordance with applicable governmental requirements.

8.2. MAINTENANCE AND REPAIRS BY LESSEE. Lessee shall promptly reimburse Lessor for the cost of repairing or replacing non-building standard items and the cost of repairing or replacing damage which is caused inside Lessee's office space by Lessee's agents, employees, family, or licensees, invitees, visitors, or customers or outside Lessee's office space by Lessee or Lessee's employees, agents or contractors. Cost of repair shall include 5% for supervision fee. Lessor may require advance payment therefor prior to repair or replacement. Lessor shall have right of approval of all repairmen or maintenance personnel. Lessee shall not damage or allow other persons listed above to damage any portion of the leased premises. Lessee shall pay for replacement of all nonbuilding standard light bulbs and for unstopping any drains or water closets in Lessee's office space. If Lessor or Lessee's workmen or contractors are permitted to repair, alter, or modify Lessee's office space, Lessee shall warrant that no mechanic or materialman's lien shall be filed against the leased premises and that all such contractors shall provide evidence of liability insurance as required by Lessor. All such work shall be in accordance with applicable governmental requirements.

8.3. TELECOMMUNICATIONS EQUIPMENT. All telecommunications equipment necessary to serve Lessee shall be located in Lessee's office space and paid for by Lessee, or, at Lessor's option and at Lessee's expense, in a lockable enclosure in a common area location designated by Lessor.

9.1.     ACCESS KEYS LOCKS AND SECURITY.

         (a) Access. Lessee shall have access to Lessee's office space at all
             ------
times. Lessor shall have access to Lessee's office space at reasonable times for reasonable business purposes upon prior notice to Lessee except notice shall not be necessary in the event of an

                                                   Lessor /s/ [ILLEGIBLE]
                                                          ---------------------
                                                   Lessee /s/ [ILLEGIBLE]
                                                          ---------------------
emergency threatening life or property or the lawful exercise of Lessor's remedies in case of default by Lessee. Lessor may show Lessee's office space ninety (90) days before the lease expiration date or the date Lessee gives notice to vacate, whichever is earlier.

         (b) Keys. Lessor shall furnish Lessee up to five (5) keys or access
             ----
codes or cards for Lessee's office space, up to five (5) keys or access codes or cards for the main exterior entry doors of the building if such door is locked after hours, and two (2) keys or access codes or cards to Lessee's mailbox in the building. Additional or replacement keys or access codes or cards shall be furnished at the same deposit charged to all other tenants in the building at the time of Lessee's request. Lessor shall not be liable for risk of loss resulting from Lessee's keys, access codes, or cards being stolen, lost, or used by unauthorized persons. Lessor reserves the right to rekey or change locks for security reasons if new keys are timely furnished to Lessee.

         (c) Locks. Lessee may not add locks, change locks, or rekey locks
             -----
without written permission of Lessor. Locks may be changed at Lessee's request and expense. If locks to the office space are changed, Lessor may specify kind and brand of locks, placement, installation, master key compatibility, etc. If Lessee or any of Lessee's employees lock themselves out of Lessee's Suite, said person must call a fellow-employee to gain access. Neither Lessor nor the management company personnel are authorized to unlock a door after hours except for emergency or cleaning purposes.

         (d) Security. Lessor shall have no duty to provide any security
             --------
services of any kind unless expressly provided in this lease. Lessor not be liable to Lessee or Lessee's employees, family, customers, invitees, contractors or agents for injury damage or loss to person or property caused by criminal conduct of other persons including theft, burglary, assault, vandalism, or other crimes. Lessee shall lock its office space doors when the last person leaves such office space for the day.

9.2.     PARKING.

         (a) Lessor shall have sole control over parking. Parking rules if applicable are contained in attached Exhibit F-1. If vehicles are parked in violation of Lessor parking rules or in violation of state statutes Lessor may exercise vehicle removal remedies under Articles 6701 g-1 and 6701 g-2 of the Texas Civil Statutes upon compliance with statutory notice. There shall be no reserved parking spaces unless agreed in writing by Lessor. If applicable, Lessee and Lessee's employees and customers shall have exclusive right to park in Lessee's assigned parking spaces which are shown on the map contained in Exhibit A.

         (b) Lessee shall have the right to rent from Lessor, on a month-to-month basis at rates in effect from time to time, one vehicle parking space in the building's parking garage (if applicable) for each N/A square feet of Lessee's rentable area as set forth in paragraph 1.4. Such parking spaces shall not be specified permanent spaces unless otherwise agreed in writing by Lessor. Lessor shall have sole control over the parking of all vehicles (including, but not limited to cars, trucks, recreational vehicles, trailers, bicycles, and motorcycles) and shall designate parking areas and building service areas. Parking rules are contained in attached Exhibit F- 1.

10.1. OCCUPANCY, NUISANCE, AND HAZARDS. Lessee's office space shall be occupied only by Lessee or Lessee's employees and shall not be left entirely vacant or used exclusively for storage. Lessee and Lessee's agents, employees, family, licensees, invitees, visitors, and contractors shall comply with all federal state and local laws relating to occupancy or to criminal conduct while such persons are on the leased premises. Lessee and the persons listed above shall not (1) use, occupy, or permit the use or occupancy of the leased premises for any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property, (2) permit any public or private nuisance,
(3) disturb the quiet enjoyment of other tenants, (4) do anything which might emit offensive odors or fumes, (5) make undue noise or vibrations, (6) permit anything which would cancel insurance coverage or increase the insurance rate on the building or contents, or (7) otherwise damage the leased premises.

11.1. TAXES. Lessor shall be responsible for payment of all taxes and assessments against the building subject to Lessee's obligation to pay Lessor for Lessee's share thereof on a prorata square foot basis, as additional rent pursuant to paragraph 32.1. Lessee shall timely pay all taxes assessed against Lessee's furniture, equipment, fixtures, or other personal property in Lessee's office space.

12.1. INSURANCE. Lessor and Lessee shall comply with the respective insurance obligations as set forth below:

         (a) Lessor. Lessor shall maintain (1) fire and extended coverage
             ------
insurance including vandalism and malicious mischief on the office building, and
(2) comprehensive general liability insurance. The amounts shall be as required by Lessor's mortgagee or as Lessor may deem reasonably appropriate, whichever is greater. Lessor shall have no responsibility to maintain fire and extended coverage insurance on Lessee's contents. The portion of Lessor's insurance premiums reasonably due to Lessee's acts or omissions or Lessee's special use improvements or tenant finish-out (over and above Lessee's normal use as contemplated in paragraph 1.2 shall be paid for by Lessee.

         (b) Lessee. Lessee shall provide Lessee's own public liability
             ------
insurance for its operations on the leased premises in an amount equal to the minimum "primary coverage" amount required by Lessee's insurance carrier as a condition for purchasing umbrella liability insurance by Lessee. In no event shall such coverage be less than $1,000,000. Upon written notice by Lessor to Lessee such dollar amount

                                                   Lessor  /s/ [ILLEGIBLE]
                                                         ---------------------
                                                   Lessee  /s/ [ILLEGIBLE]
                                                         ---------------------
of Lessee's liability policy shall be increased by the amount of any increase required by Lessee's carrier for "primary coverage" under an umbrella liability policy. Lessee is encouraged to maintain fire and extended coverage insurance (including theft, vandalism, and malicious mischief) on the contents in Lessee's office space, including fixtures, furniture, equipment, supplies, inventory, and other personal property. Such property is not covered by Lessor's insurance."

         (c) Insurance certificates. Lessee shall provide Lessor with a
             ----------------------
certificate of insurance or a copy thereof as required above within 7 days after Lessee initially occupies Lessee's office space or any portion thereof. Lessor and Lessor's managing agent (if any) shall be named as additional insured on Lessee's liability insurance policy. Upon written request by Lessor changes in the name of Lessor or Lessor's managing agent shall be reflected on such certificate.

         (d) Notice from Lessee's Insurance Carrier. All policies of insurance
             --------------------------------------
to be provided by Lessee shall contain a provision (to the extent legally permitted) that the insurance company shall give Lessor ten (10) days written notice to Lessor in advance of (1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insured.

12.2.    MUTUAL RELEASES AND WAIVER OF SUBROGATION.

         (a) To the extent that the coverage of their respective insurance policies are not adversely affected, Lessor and Lessee release each other and their respective officers, directors, employees, and agents from any claims for loss or damage to any person or property on the leased premises which is caused by or which results from risks insured against under insurance policies carried by Lessor or Lessee and in force at the time of any such loss or damage. The foregoing release shall not apply to property losses or damages in excess of policy limits or to losses or damages not covered by insurance due to a deductible clause in the policy.

         (b) Upon written request after signing this lease, but before any loss or damage occurs, Lessor or Lessee may require that the other party's respective fire/casualty and liability insurance policy provide a waiver for all right of recovery by way of subrogation in connection with any loss or damage covered by such insurance policies.

         (c) Notwithstanding the foregoing, if such waiver of subrogation is not incorporated into the policy and cannot be procured or if it can be procured only with an additional premium charge, such party shall furnish to the other party written evidence from the insurance company or insurance agent verifying that such waiver is (1) not obtainable or (2) not obtainable without extra charge. Thereafter, within a reasonable time after receiving such notice, the party for whose benefit the waiver is sought may (1) agree to pay any additional charge necessary to obtain the waiver of subrogation or (2) place the insurance with a company which is reasonably satisfactory to the other party and to such party's mortgagees with a policy of the same terms and coverage, the extra cost of which will be entirely borne by the party for whose benefit the waiver of subrogation is sought.

         (d) Upon written request, Lessor and Lessee shall furnish to each other copies of the policies of insurance referred to in this lease, including any waivers of subrogation or satisfactory evidence of same.

12.3. HOLD HARMLESS. Lessee shall indemnify Lessor for and shall hold Lessor harmless from all fines, claims, liabilities, and suits (including cost and expenses of defending against same) resulting from any breach or nonperformance of the lease by Lessee or Lessee's agents, employees, family, licensees, or invitees. Lessor shall indemnify Lessee for and shall hold Lessee harmless from all fines, claims, liabilities, and suits (including costs and expenses of defending against same) resulting from any breach or nonperformance of the lease by Lessor or Lessor's agents, employees, family, licensees, or invitees. Lessor and Lessee shall not be liable to the other or the other's agents, employees, or family for any damage to personal property resulting from any act, omission, or negligence of any other tenant visitor or occupant of the office building.

13.1. ALTERATIONS BY LESSEE. Lessee may not make any alterations, improvements, doorlock changes, or other modifications of any kind to the leased premises without Lessor's written consent. Consent for governmentally required changes may not be unreasonably withheld. "Alterations" include but are not limited to improvements, glued, screwed, nailed, or otherwise permanently attached to the building structural changes, roof and wall penetrations, and all plumbing, electrical, and H.V.A.C. changes. Requests for Lessor's approval shall be in writing and shall be detailed to Lessor's reasonable satisfaction. The foregoing shall be done only by Lessor's contractors or employees or by third parties approved by Lessor in writing. Lessee shall pay in advance for any alterations, improvements, lock changes or other modifications which are approved and performed by Lessor. If same are performed by Lessee with Lessor's permission, Lessee shall not allow any liens to be placed against the buildings as a result of such additions or alterations. Alterations, improvements, and modifications done at Lessee's request shall comply with all applicable laws. Changes in Lessee's alterations or improvements in Lessee's space which may be later required by governmental action shall also be paid for by Lessee.

13.2. AMERICANS WITH DISABILITIES ACT. Lessor shall be responsible for any requirements under the Americans with Disabilities Act or similar state or local laws as relate to any common area entrance and exit doorways and elevators and any doors into Lessee's office space and to structural building items that Lessor is required to maintain under the terms of this lease. Lessor agrees to indemnify Lessee for any liability Lessee shall incur as a result of Lessor's failure to comply with the provisions of this paragraph. Lessee agrees to cooperate

                                                    Lessor /s/ [ILLEGIBLE]
                                                           --------------------
                                                    Lessee /s/ [ILLEGIBLE]
                                                           --------------------
fully with Lessor to enable Lessor to timely comply with the provisions of this paragraph and to immediately forward to Lessor any notice Lessee receives regarding complaints, injuries, or claims by anyone claiming that those items which are the responsibility of Lessor do not comply with the provisions of the Americans with Disabilities Act. Lessee shall be responsible for any requirements under such architectural barrier laws as they relate to Lessee's use of Lessee's office space including but not limited to the positioning of Lessee's furnishings within the office space. Lessee agrees to indemnify Lessor for any liability Lessor shall incur as a result of Lessee's failure to comply with the provisions of this paragraph.

14.1. REMOVAL OF PROPERTY BY LESSEE. Lessee may remove its trade fixtures, furniture and equipment only if (1) such removal is made prior to the end of the lease term, (2) Lessee is not in default under this lease at time of removal, and (3) such removal is not in anticipation of an early move-out prior to the end of the lease term. Lessee shall pay all costs of removal. Lessee shall have no rights to property remaining on the leased premises after move-out. Lessee may not remove any alterations as defined in paragraph 13.1 or improvements such as wall-to-wall carpeting, book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or break room built-ins, shelving, wall covering, and anything else attached to the floor, walls, or ceilings. If Lessor requests in writing Lessee shall immediately prior to moving out remove any alterations, fixtures, equipment, and other property installed by Lessee. Lessee shall pay for cleaning or repairing damage caused by Lessee's removal of any property.

15.1. SUBLETTING AND ASSIGNMENT. Lessee may not sublet assign pledge or mortgage this lease and may not grant licenses, commissions, or other rights of occupancy to all or any part of the leased premises without Lessor's prior written approval, which shall not be unreasonably withheld. Sublessee's financial strength, reputation, personnel, and length of sublease or assignment shall be important factors in Lessor's approval. Sale, transfer or merger of the majority of the voting shares or voting partnership interests in Lessee (if a corporation or partnership) shall be considered an assignment; likewise for issuance of treasury stock or admission of a new general partner, Lessor shall not be obligated to approve any sublease or assignment. However, if Lessor gives such approval Lessor shall be entitled to (1) 50% of any excess between Lessee's rental per square foot under the lease and the rental per square foot under the sublease or assignment, and (2) 50% of any other consideration flowing directly or indirectly from the Sublet or assignee to Lessee or Lessee's agents. The foregoing is in consideration of additional management performed or to be performed by Lessor under such sublease or assignment. In addition to the foregoing Lessor may charge Lessee a one-time fee equal to one month's lease rental for such additional administrative, investigative, and management services. Violation of this lease by sublessee or assignees shall be deemed a violation by Lessee. Approval by Lessor of any sublease or assignment shall not release Lessee from any obligation under this lease and shall not constitute approval for subsequent subletting or assignment. Sublessee or assignees shall be liable for all of Lessee's obligations under this lease unless otherwise specified in writing. Upon default by Lessee any Sublessee shall pay all sublease rentals and other sums due Lessor direct to Lessor to be credited against sums owed to Lessor by Lessee under this lease. Unless otherwise agreed in writing no sublease or assignment shall be valid unless (1) a copy of this lease is attached thereto, (2) the sublessee or assignee agrees in writing to be liable for all of Lessee's obligations under this lease, and (3) Lessor's written approval is attached to the sublease or assignment. At any time Lessor may at Lessor's option release Lessee from further liability for all or any portion of Lessee's office space that has been subleased or assigned to a third party.

16.1.    DESTRUCTION BY FIRE OR OTHER CASUALTY.

         (a) Total destruction, rent abatement, and restoration. If Lessee's office space is totally damaged by fire or other casualty so that it cannot reasonably be used by Lessee and if this lease is not terminated as provided in subparagraph (d) below there shall be a total abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses until Lessee's office space is restored by Lessor and Lessee.

         (b) Partial destruction, rent abatement, and restoration. If Lessee's office space is partially destroyed or damaged by fire or other hazard so that it can be only partially used by Lessee for the purposes allowed in this lease and if this lease is not terminated as provided in subparagraph (d) below there shall be a partial abatement of Lessee's rent and Lessee's obligation to pay office building operating expenses, which fairly and reasonably corresponds to the time and extent to which Lessee's office space cannot reasonably be used by Lessee.

         (c) Restoration. Lessor's obligation to restore shall be limited to the condition of the leased premises existing prior to the casualty. Lessor shall proceed with diligence to restore. During restoration Lessee shall continue business to the extent practical in Lessee's reasonable judgment.

         (d) Lease termination. If Lessee's office space or the office center is so badly damaged that restoration and repairs cannot be completed within six (6) months after the fire or casualty then this lease may be terminated as of the date of the destruction by either Lessor or Lessee by serving written notice upon the other. Termination notice must be delivered within thirty (30) days after the casualty.

17.1. CONDEMNATION. If the leased premises or any material portion thereof including any portion of the parking lot is taken by condemnation and if the leased premises is thereby reasonably rendered unusable for Lessee's business use and activities this lease shall automatically terminate as of the date title vests in the condemning authority pursuant to such taking or acquisition; and Lessor and Lessee shall be relieved of all further obligations under this lease. Lessor shall be entitled to recover from the condemning authority the full amount

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------
of Lessor's interest in this lease and in the property which is taken in condemnation; provided, however, if Lessee is not in default hereunder on the day of taking or acquisition by the condemning authority Lessee shall be allowed to recover from the condemning authority at Lessee's own expense the value of Lessee's remaining leasehold interest and Lessee's trade fixtures, if any, which are taken in condemnation; but not otherwise. Lessee shall be responsible for Lessee's own attorney's fees and for proving its own damages.

18.1. DEFAULT BY LESSOR. Lessee shall be entitled to recover actual damages and terminate this lease if (1) Lessor fails to pay any sum due and owing to Lessee within seven (7) days after written demand from Lessee, or (2) Lessor remains in default on any other obligation for seven (7) days after Lessee's written demand for performance. However, Lessor shall not be in default if Lessor promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default if taxes and utilities are not timely paid, Lessee may pay same to the extant that it is necessary to avert foreclosure or cutoff, If Lessor fails to perform any covenant term or condition of this lease that Lessor is obligated to perform and as a consequence of such nonperformance Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of Lessor's equity in the property. Lessor shall have no liability whatsoever for any deficiency and no other property or assets of Lessor shall be subject to levy execution or other enforcement procedures as a result of such judgment.

19.1. DEFAULT BY LESSEE. If Lessee defaults Lessor shall have any or all remedies set forth below.

         (a) Definition of default. The occurrence of any of the following shall constitute a default by Lessee: (1) failure to pay rent or any other sum due by Lessee under this lease within seven (7) days after written demand therefor by Lessor; (2) failure to vacate on or before the last day of the lease term, renewal term, or extension period; (3) failure to pay rent in advance on a daily basis in the event of unlawful holdover by Lessee; (4) unauthorized early move-out or notice of same as set forth below; (5) acquisition of Lessee's interest in the lease by a third party by judicial or nonjudicial process; or
(6) failure to comply with any other provision of the lease (including rules) if such failure to comply is not cured as soon as possible after delivery of written notice by Lessor to Lessee. However, Lessee shall not be in default under subclause; (6) above if Lessee promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default.

         (b) Door Locks. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within seven (7) days after Lessor hand delivers to Lessee or to Lessee's office space, written demand or notice of nonpayment then Lessor shall be entitled to change or modify, door locks on all entry doors of Lessee's office space and Lessee shall be entitled to a key only when all such sums are paid in full; provided however, Lessor shall immediately thereafter post a notice on the primary entry door to Lessee's office space stating that Lessor has exercised such lockout rights. No other notice requirements or lockout laws shall apply. Lessor's right to modify or change locks shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (e) below relating to unlawful early move-out. If Lessee moves out or abandons Lessee's office space Lessor may permanently change the locks without notice to Lessee and Lessee shall not be entitled to a key or to reentry.

         (c) Utilities and services. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within three (3) days after Lessor hand delivers to Lessee or to Lessee's representative, written notice of Lessor's intent to terminate utilities or services which are furnished by Lessor then Lessor may terminate such utilities or services after such three
(3) day notice period without further notice. Lessor's right to terminate such utilities or services shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (e) below relating to unlawful early move-out.

         (d) Acceleration after notice of rental delinquency. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within three (3) days after Lessor delivers to Lessee or to Lessee's office space a written notice of Lessor's intent to accelerate, then all rent for the remainder of the lease term shall be accelerated, due, and delinquent at the end of such three (3) day notice period without further demand or notice. Such acceleration rights are in consideration of the rentals for the entire term being payable in monthly installments rather than in one lump sum at the beginning of the lease term. If Lessee has already vacated the leased premises, notice of acceleration may be delivered to Lessee pursuant to paragraph 29.1. Liability for additional rents accruing in the future (over and above any base rents) shall not be waived by such acceleration.

         (e) Acceleration upon early move-out. If Lessee is lawfully evicted, or if Lessee moves out or gives verbal or written notice (in person or by an authorized employee or agent) of intent to move-out prior to the end of the lease term without the rent being paid in full for the entire of the lease term or renewal or extension period or without prior written consent of Lessor, all remaining rents for the remainder of the lease term shall be accelerated immediately and automatically, without demand or notice. Such accelerated rents shall be due and delinquent without notice before or after such acceleration. Such acceleration shall occur even if the rent for the current month has been paid in full.

         (f) Termination of possession. If Lessee is in default as defined in subparagraph (a) above and if Lessee remains in default for 3 days after Lessor gives notice of such default to Lessee, or if Lessee abandons the leased premises, Lessor may (with or without demand for performance) terminate Lessee's right of possession by giving one day's written notice to vacate; and Lessor shall be entitled to immediate possession without termination of Lessee's obligations under the lease. Lessor's repossession shall not be considered an

                                                   Lessor /s/ [ILLEGIBLE]
                                                          -------------------
                                                   Lessee /s/ [ILLEGIBLE]
                                                          -------------------
election to terminate this lease unless written notice of such intention to terminate is given to Lessee by Lessor. Repossession may be by voluntary agreement or by eviction lawsuit. Commencement of an eviction lawsuit shall not preclude other Lessor remedies under this lease or other laws.

         (g) Reletting costs. If Lessee is in default under this lease and if Lessor terminates Lessee's right of possession without terminating this lease and Lessee's space is released, Lessee shall pay upon Lessor's demand the following: (1) all costs of reletting (which in no event shall be less than one month's rent), including leasing commissions, rent concessions (whether in the form of assuming or buying out lease remainder elsewhere, free rent for a period of time, or reduced rental rates), utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair, remodeling, or redecorating for replacement tenants in Lessee's office space, (2) all rent and other indebtedness due from Lessee to Lessor through the date of termination of Lessee's right of possession, and (3) all rent and other sums required to be paid by Lessee during the remainder of the entire lease term, subject to the acceleration paragraphs above.

         (h) Mitigation by Lessor. Upon eviction or voluntary vacation of the leased premises by Lessee without the lease being terminated by Lessor, Lessor shall make reasonable efforts to relet the leased premises. After deduction of reasonable expenses incurred by Lessor, Lessee shall receive credit for any rentals received by Lessor through reletting the leased premises during the of the remainder of the lease term or renewal or extension period. Such deductible expenses may include real estate commissions, attorney's fees, and all other expenses in connection with reletting. Lawsuit to collect amounts due by Lessee under this lease may be brought from time to time on one or more occasions without the necessity of Lessor's waiting until the expiration of the lease term. If judgment for accelerated rents is recovered, Lessor shall give credit against such judgment for subsequent payments made by Lessee and subsequent rentals received by Lessor from other tenants of Lessee's office space, less lawful deductions and expenses of reletting.

         (i) Termination of lease. Lessor may terminate this lease (as contrasted to termination of possession rights only) upon default by Lessee or at any time after Lessor's lawful re-entry or repossession following default by Lessee. Lessor's agents have authority to terminate the lease only by written notice given pursuant to paragraph 29.1.

         (j) Damages. In addition to other remedies, Lessor may recover actual damages incurred.

20.1.    LIEN FOR RENT.

         (a) Notwithstanding anything to the contrary in this lease, Lessor's landlord lien shall be subordinate to any existing security interest and any future security interests on Lessee's personal property if such security interest is properly perfected and timely recorded as required by the Texas Business Code. Lessor shall cooperate in signing lien subordinations in accordance with the foregoing. Any lien subordination shall be on forms reasonably acceptable to Lessor.

         (b) Subject to the limitations of subparagraph (a) above, Lessee gives to Lessor a contractual lien on all of Lessee's property which may be found on the leased premises to secure payment of all monies and damages owed by Lessee under the lease. Such lien also covers all insurance proceeds on such property. Lessee shall not remove such property while rent or other sums remain due and unpaid to Lessor and such property shall not be removed until all Lessee's obligations under the lease have been complied with. This lien is in addition to Lessor's statutory lien under Section 54.021 of the Texas Property Code. If Lessee is in default for nonpayment of rent or any other sums due by Lessee, Lessor's representatives may peacefully enter the leased premises and remove and store all property. If Lessor removes any property under this lien, Lessor shall leave the following information in a conspicuous place inside Lessee's office space: (1) written notice of exercise of lien, (2) a list of items removed, (3) the name of Lessor's representative who removed such items, and (4) the date of such removal. Lessor shall be entitled to reasonable charges for packing, removing, or storing abandoned or seized property, and may sell same at public or private sale (subject to any properly recorded chattel mortgage or recorded financing statement) after thirty (30) days' written notice of time and place of sale is given to Lessee by certified mail, return receipt requested. Upon request by Lessor, Lessee shall acknowledge the above lien rights by executing a UCC-1 form or similar form reflecting same.

21.1. ATTORNEY'S FEES, INTEREST, AND OTHER EXPENSES. If Lessee or Lessor is in default and if the non-defaulting party places the lease in the hands of an attorney in order to enforce lease rights or remedies, the non-defaulting party may recover reasonable attorney's fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney's fees from the nonprevailing party, plus all out-of-pocket expenses. Trial shall be to court only; and all parties waive jury trial. All delinquent sums due by Lessor or Lessee shall bear interest at the maximum lawful rate of interest, compounded annually, from date of default until paid, plus any late payment fees. Late payment fees as set forth in paragraph 3.2 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead incurred by Lessor in collecting late rentals, such elements of damages being uncertain and difficult to ascertain. Late payment fees shall not be liquidated damages for attorney's fees or for Lessor's loss of use of such funds during the time of delinquency.

22.1. NONWAIVER. The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the lease. Lessor's or Lessee's waiver of any right or any default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or defaults under this lease.

                                                   Lessor /s/ [ILLEGIBLE]
                                                         -------------------
                                                   Lessee /s/ [ILLEGIBLE]
                                                         -------------------

No act or omission by Lessor or Lessor's agents shall be deemed an acceptance or surrender of the leased premises, and no agreement by Lessor to accept a surrender of the leased premises shall be valid unless it is in writing and signed by a duly authorized agent of Lessor.

23.1. BUILDING RULES. Lessor's rules for the office building are attached as Exhibit F-2 and are subject to reasonable change if the changes are applicable to all tenants of the office building. Separate parking rules are contained in Exhibit F-1.

24.1. TRANSFER OF OWNERSHIP BY LESSOR. If Lessor transfers ownership of the office building (other than as security for a mortgage) and if Lessor has delivered to the transferee all of Lessee's security deposits and any prepaid rents, Lessor shall be released from all liability under the lease and such transferee shall become liable as Lessor. Such right to be released of liability shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

25.1. MORTGAGES. Unless otherwise provided in this lease, Lessee shall subordinate and attorn to mortgage liens now or hereafter on the office building. Lessee agrees to execute, from time to time, documentation therefor which is necessary in the able judgment of Lessor. Other than the provisions already set forth in this lease, there are no special lease provisions which are by lien holders of the office building. This lease shall be subordinate to all existing and future mortgages. However, such mortgagees may at any time subordinate their lien to this lease by filing a subordination notice in the county real property records without necessity of notice to Lessee. Lessee waives and holds any mortgagee or holder of a security interest harmless from all claims of Lessee against Lessor arising prior to such mortgagee succeeding to the Lessor's ownership interest in the property. Since a Mortgagee Nondisturbance Agreement is contemplated, any foreclosure of such mortgagee's lien shall not terminate this lease even if such lien is superior to the lease.

26.1. SURRENDER OF PREMISES. When Lessee moves out, Lessee shall surrender Lessee's office space in the same condition as on the date of lease commencement by Lessee (as changed or improved from time to time in accordance with this lease), less ordinary wear. Removal of property from the leased premises is subject to paragraph 14.1. Upon surrender, Lessee shall provide Lessor with all of Lessee's keys, access codes and cards to the Leased Premises and the combination to all safes and vaults, if any in the Leased Premises.

27.1. HOLDING OVER. If Lessee remains in possession of the leased premises after the expiration or mutually-agreed on date of the lease, without the execution by Lessor and Lessee of a new lease or a renewal or extension of the lease, then (1) shall be deemed to be occupying the leased premises as a tenant-at-sufferance on a daily basis, subject to all obligations of the lease, (2) Lessee shall pay rent for the entire holdover period at the rate of 125% of the then current rental rate, (3) Lessee shall be subject to all other remedies of Lessor as provided in paragraph 19.1, (4) Lessee shall indemnify Lessor and/or prospective tenants for damages, including lost rentals, storage expenses, and attorney's fees, and (5) at Lessor's sole option, may extend the lease term for a period of one month at the then current rental rates for the office building, as reasonably determined by Lessor, by hand delivering written notice to Lessee or to Lessee's office space while Lessee is holding over. Holdover rents shall be immediately due on a daily basis and delinquent, without notice or demand; and the prior written notice and waiting period requirements of this lease shall not be necessary in order for Lessor to exercise remedies thereunder.

28.1. SIGNS AND BUILDING NAME. Except for standard Suite signage and building directory listings, there shall be no signs, symbols, or identifying marks on or in the building, halls, elevators, staircases, entrances, parking areas; landscape areas, doors, walls, or windows without prior written approval of Lessor. If the lease term is less than twelve (12) months, the cost of initial Suite signage for Lessee's space and initial directory strips shall be at Lessee's expense. All signs or lettering shall conform to the sign and lettering criteria established by Lessor. Unless otherwise stated in the rules, Suite signage and building directory changes shall be done exclusively by Lessor and at Lessee's expense. Lessor may remove all unapproved signs without prior notice to Lessee and at Lessee's expense. Lessor may change the name of the building upon six months' written notice to Lessee.

28.2. RELOCATION OF LESSEE. Upon at least sixty (60) days' notice to Lessee, Lessor shall have the right to relocate Lessee within the building in lease space which is the same size or larger and usable for Lessee's intended use. Such relocation shall be made at Lessor's sole expense, including necessary reprinting of Lessee's stationary, envelopes, business cards, door signs, etc. Rent shall not be increased if the relocation office space is larger or better quality. Relocation date shall be contained in the relocation notice referred to above. Lessor shall not be liable to Lessee in connection with such relocation except for undue delay or property damages caused by Lessor or Lessor's employees, agents or contractors.

29.1. NOTICES. Whenever written notice is required or permitted under this lease, such notice shall be in writing and shall be either (a) hand delivered personally to the party being notified, (b) hand delivered to or inside such party's mailing address, or (c) delivered at such party's mailing address by certified mail, return receipt requested, postage prepaid. The mailing address of Lessor shall be the address to which Lessee normally mails or delivers the monthly rent unless Lessor notifies Lessee of a different address in writing. The mailing address of Lessee shall be Lessee's office space under this lease. However, if Lessee moves out, it shall be Lessee's last address known by Lessor. Hand delivered notice is required only when expressly required in the lease. Notice by noncertified mail is sufficient if actually received by the addressee or an employee or agent of addressee. The term `notice' shall be inclusive of notices, billings, requests, and demands.

                                                   Lessor /s/ [ILLEGIBLE]
                                                          ---------------------
                                                   Lessee /s/ [ILLEGIBLE]
                                                          ---------------------

30.1. ESTOPPEL CERTIFICATES. From time to time, upon seven (7) days' prior written request from Lessor, Lessee shall execute and deliver to Lessor the estoppel certificate attached as Exhibit G. The form in Exhibit G may be changed as reasonably required by a prospective purchaser or Lender. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Lessee may correct same before signing. Reasonable modifications in the form may be made as requested by a prospective lienholder or purchaser. The estoppel certificate may be conclusively relied upon by Lessor and by Lessor any prospective lienholder or purchaser of the leased premises. If Lessee fails to comply with the foregoing by the end of such seven (7) day period, it shall be conclusively presumed that (1) this lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Lessor to the prospective lienholder or purchaser, (2) no rents, security deposits, or other charges have been prepaid (3) the statements contained in the estoppel certificate form (Exhibit G) are correct, (4) there are no uncured defaults by Lessor, (5) Lessee has no right of offset or rescission, and (6) any prospective purchaser or lienholder may conclusively rely on such silence or noncompliance by Lessee and may conclusively assume no Lessor defaults within the 120 days following Lessee's receipt of Lessor's request for an estoppel certificate.

31.1. SUCCESSORS. This lease shall bind and inure to the benefit of the parties, any guarantors of this lease, and their respective successors and assigns.

31.2. LEASING AGENT COMMISSIONS. No leasing commission shall be due by Lessor to any leasing agent unless in writing. Commission agreements executed by Lessor shall be binding on subsequent building owners if the tenant of the lease in question is in possession at the time of transfer of building ownership.

32.1. BUILDING OPERATING EXPENSE. In addition to the monthly base rent in paragraph 2.1, Lessee shall pay additional rent on a monthly basis, equivalent to Lessee's prorata share of actual building operating expenses as per Exhibit
C. Lessee's responsibility for payment of building operating costs shall be subject to the expense stop referred to in Basic Lease Information #8.
                                           --------------------------

33.1. REPRESENTATIONS AND WARRANTIES BY LESSOR. Lessor warrants that Lessor is the sole owner of the land and improvements comprising the office building and that Lessor has full right to enter into this lease. Lessor's duties and warranties are limited to those expressly stated in this lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those expressly contained in this lease.

34.1. REPRESENTATIONS AND WARRANTIES BY LESSEE. Lessee warrants to Lessor that (1) the financial statements of Lessee heretofore furnished to Lessor are true and correct to the best of Lessee's knowledge, (2) there has been no significant adverse change in Lessee's financial condition since the date of the financial statements, (3) the financial statements fairly represent the financial condition of Lessee upon those dates and at the time of execution hereof, (4) there are no delinquent taxes due and unpaid by, and (5) Lessee and none of the officers or partners of Lessee (if Lessee is a corporation or partnership) have ever declared bankruptcy. Lessee warrants that Lessee has disclosed in writing to Lessor all lawsuits pending or threatened against Lessee, and Lessee has made no material misrepresentation or material omission of facts regarding Lessee's financial condition or business operations. All financial statements must be dated and signed by Lessee. Lessee acknowledges that Lessor has relied on the above information furnished by Lessee to Lessor and that Lessor would not have entered into this lease otherwise.

35.1. PLACE OF PERFORMANCE. Unless otherwise expressly stated in this lease, all obligations under this lease, including payment of rent and other sums due, shall be performed in the county where the office building is located, at the address designated from time to time by Lessor.

36.1. MISCELLANEOUS. This lease contains the entire agreement of the parties. NO OTHER WRITTEN OR ORAL PROMISES OR REPRESENTATIONS HAVE BEEN MADE, AND NONE SHALL BE BINDING. This lease supersedes and replaces any previous lease between the parties on Lessee's office space, including any renewals or extensions thereunder. Except for reasonable changes in written rules, this lease shall not be amended or changed except by written instrument, signed by both Lessor and Lessee. LESSOR'S AGENTS DO NOT AND WILL NOT HAVE AUTHORITY TO (1) MAKE EXCEPTIONS, CHANGES OR AMENDMENTS TO THIS LEASE, OR FACTUAL REPRESENTATIONS NOT EXPRESSLY CONTAINED IN TERMS OR PROVISION OF THIS LEASE, OR (3) RELEASE LESSEE FROM ALL OR PART OF THIS LEASE, UNLESS SUCH ACTION IS IN WRITING AND SIGNED BY BOTH PARTIES TO THIS LEASE. Multiple lessees shall be jointly and severally liable under this lease. Notices, requests, or agreements to, from, or with one of multiple lessees shall be deemed to be to, from, or with all such Lessees. Under no circumstances shall Lessor or Lessee be considered an agent of the other. Nonsubstantial errors in space footage calculations shall entitle the parties to correct the rental figures in the lease and adjust rentals previously paid to present Owner accordingly, but not to terminate the lease. The lease shall not be construed against either party more or less favorably by reason of authorship or origin of language. Texas law applies. If any date of performance or exercise of a right ends on a Saturday, Sunday, or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provision of this lease is invalid under resent or future laws, the remainder of this lease shall not be affected.

                                                   Lessor /s/ [ILLEGIBLE]
                                                          -------------------
                                                   Lessee /s/ [ILLEGIBLE]
                                                          -------------------

37.1. SPECIAL CONDITIONS. Additional provisions of this lease are set forth in Exhibit I.

38.1. EXHIBIT LIST. The exhibits attached to this lease are listed below. All exhibits are a part of this lease except for those which have been lined out or which have been shown below as omitted.

          Exhibit A    Floor Plan of Lessee's Office Space (paragraph 1.1)
          Exhibit B    Legal Description of Office Building (paragraph 1.1)
          Exhibit C    Building Operating Expense Passthrough Calculations
                       (paragraphs 2.1 and 32.1)
          Exhibit D    Acknowledgment of Lease (paragraph 4.2)
          Exhibit E    Construction by Lessor (paragraph 5.1)
          Exhibit F-1  Parking Rules (paragraphs 9.2 and 23.1)
          Exhibit F-2  Building Rules (paragraph 23.1)
          Exhibit G    Estoppel Certificate (paragraph 30.1)
          Exhibit H    Corporate Resolution Authorizing Lease or Guaranty
                       (paragraphs 39.1)
          Exhibit I    Special Conditions (paragraph 37.1)
          Exhibit J    Hazardous Materials Statement
          Exhibit K    Confidentiality Agreement
          Exhibit L    Mortgagee Non-Disturbance Agreement


39.1. LEASE DATES AND AUTHORITY TO SIGN. The "identification" date of this lease is the ________ day of _______, 20____ (the same date as at the top of Basic Lease Information). The "effective date" on which this lease becomes binding is the date on which the lease has been signed by Lessor, Lessee, and any guarantors. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign. IF LESSEE IS a CORPORATION, A CORPORATE RESOLUTION AUTHORIZING LESSEE TO EXECUTE THIS LEASE IS ATTACHED AS EXHIBIT H. Corporate seals are unnecessary under Texas law.

LESSOR                                                 LESSEE
BFLP                                                   Synplicity, Inc.
-------------------------------------------------      -------------------------------------------------
Printed name of company or firm                        Printed name of company or firm
(if applicable)                                        (if applicable)

Erwin P. Backer, Inc.
Erwin P. Backer, President                             Doug Miller
-------------------------------------------------      -------------------------------------------------
Printed name of person signing                         Printed name of person signing

/s/ Erwin P. Backer, Inc.
/s/ Erwin P. Backer, President                         /s/ Douglas S. Miller
-------------------------------------------------      -------------------------------------------------
Signature                                              Signature

General Partner                                        Douglas S. Miller, Vice President Finance, CFO
-------------------------------------------------      -------------------------------------------------
Title of person signing                                Title of person signing
(if applicable)                                        (if applicable)

9111 Jollyville Rd., Suite 106 Austin TX 78759         935 Stewart Drive, Sunnyvale, CA 94086
-------------------------------------------------      -------------------------------------------------
Mailing Address                                        Mailing Address

(512) 346-7030          (512) 346-0520                 (408) 215-6000             (408) 990-0290
-------------------------------------------------      -------------------------------------------------
Telephone number     /        Fax number               Telephone number    /     Fax number

      6-13-2000                                                 June 8, 2000
-------------------------------------------------      -------------------------------------------------
Date signed (must be filled in)                        Date signed (must be filled in)


                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT A

                      FLOOR PLAN OF LESSEE'S OFFICE SPACE
                         (see paragraph 1.1 of lease)

The parties agree that the floor plan below is a true and correct diagram of Lessee's office space referred to in paragraph 1.1.

                                    [DIAGRAM]




                                                        Lessor /s/ [ILLEGIBLE]
                                                               ----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               ----------------

                                                                       EXHIBIT B

                     LEGAL DESCRIPTION OF OFFICE BUILDING
                   by lot, block, subdivision, and county or
                        by metes and bounds description
                         (see paragraph 1.1 of lease)

1,144 usable square feet of space in the Steck II Office Building (the
-----
"Building") situated on Lot C, J.C.E. ADDITION NO. 2, an addition in and to the City of Austin, Travis County, Texas, according to the map or plat thereof, recorded in Book 80, Page 257, Plat Records of Travis County, Texas, said lease space being composed of the Private Office Space outlined on the plan of the Building attached hereto as Exhibit "A" and by attachment made a part hereof for
                            -----------
all purposes (the "Private Office Space"), plus Lessee's pro rata share of the Building's Common Areas as set forth below (the "Common Area Space"). The Building's Common Areas are defined as all corridors, snack bars (if any), building equipment rooms, telephone closets, janitor closets, enclosed lobby, entrance areas, and other public areas in the Building.


                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               ----------------

                                                                       EXHIBIT C

              BUILDING OPERATING EXPENSE PASSTHROUGH CALCULATIONS
                    (see paragraphs 2.1 and 32.1 of lease)

(a) PRORATA BUILDING OPERATING EXPENSES. At the end of each calendar year, Lessor shall calculate the building operating expenses for that calendar year, according to the criteria in subparagraph (b) below. Lessee's prorata share of building operating expenses which are in excess of any expense stop shall be due and payable by April 15 of the following calendar year as additional rent.

(b) DEFINITION OF BUILDING OPERATING EXPENSES. Building operating expenses for each calendar year shall include: all ad valorem taxes, assessments and related government charges becoming due on the office space and on-site personal property used in operation of the office space in such period; utilities; insurance premiums for fire, extended coverage, vandalism, and liability on the building and personal property used in building management; landscape expenses; janitorial expenses; window cleaning, supplies; painting, roof repairs, window replacement, and other maintenance expenses; licenses; permits; advertising; maintenance salaries and bonuses; payroll taxes, management office overhead and management fees; and all other managerial, administrative and operating expenses which are reasonable related to the operation of the building and utilities serving same. No such category shall include more than twelve (12) months' worth of expenses. Building operating expenses shall also include the following improvements if amortized over the useful life of such improvements for IRS purposes together with interest at 12% per annum on the unamortized cost: (i) improvements to reduce operating expenses, (ii) improvements required by governmental agencies following completion of the building, and (iii) carpeting, floor covering, draperies, and wall coverings for the common areas of the building. Building operating expenses shall be calculated on an accrual basis in accordance with generally accepted accounting principles, consistently applied. The word "building" as referred to above shall include the building, parking areas, parking garage (if any), and common areas.

Building operating expenses shall not include: principal and interest payments on mortgages; depreciation or improvements which IRS requires to be depreciated (except as provided above); expenses of repairing damage or the type normally covered by fire, vandalism, flood, and EC insurance; any expense paid or reimbursed from insurance proceeds; costs or repairing damage for which Lessor is entitled to reimbursement from others; remodeling costs for new or existing tenants; common area improvements or personal property required by other tenants to be made, purchased, or furnished to such tenants; utility and air conditioning or heating costs or other expenses which are separately billed to specific tenants; franchise and income taxes of Lessor, leasing commissions; expenses or marketing vacant space in the building; legal fees; structural repairs to roof, foundation, and walls; asbestos removal; and installation of sprinklers, fire alarms, and smoke detector systems.

If utilities and taxes included in "Building Operating Expense" are not payable, billed or otherwise due so as to allow an accurate calculation of said factors annually, then Lessor, in its reasonable discretion, may estimate and prorate said expenses on an annual basis, and said factors shall be properly adjusted by Lessor when they actually become due and payable. Otherwise, expenses must be supported by invoices and actually paid.

(c) DEFINITION OF PRORATA SHARE. Lessee's prorata share of building operating expenses is the percentage result of dividing "Lessee's rentable area" (which is set forth in Basic Lease Information #4) by the total rentable area in the
          ------------------------------
entire building.

(d) EXAMINATION OF RECORDS. Upon reasonable notice to Lessor in writing, Lessee may examine Lessor's accounting records for building operating expenses and other data used in calculating additional rents or rent adjustments. Such examination shall be during normal business hours. Any expense incurred by Lessee shall be borne solely by Lessee.

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               ----------------

                                                                       EXHIBIT D
                                                                 Page One of Two

                            ACKNOWLEDGMENT OF LEASE

                           (TO BE SIGNED AT MOVE-IN)

The undersigned parties acknowledge that the lease described below is in full force and effect and that has taken possession of the space.

     Date of lease: July 01,2000
                    ----------------------------------------------------
     Lessor: BFLP
             -----------------------------------------------------------
     Lessee: Synplicity, Inc.
             -----------------------------------------------------------
     Guarantor, if any (not Lessee's name): ____________________________
     Building name: Steck II Executive Plaza
                    ----------------------------------------------------
     Suite No.: 202
                --------------------------------------------------------
     Building address: 8217 Shoal Creek Blvd., Suite 108
                       -------------------------------------------------
     City/County/State/Zip: Austin, Texas 78757
                            --------------------------------------------
     Legal description of property: (See Exhibit B)
                                    ------------------------------------

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above lease are as follows:

     Commencement date (month, day, year): July 01,2000
                                           -----------------------------
     Annual Anniversary date (month, day): July 01
                                           -----------------------------
     Ending date (month, day, year): June 30, 2003
                                     -----------------------------------

Parties acknowledge that the lease has not been amended or modified and that this acknowledgment may be filed of record with the Texas Secretary of State or the county where the building is located in order to record (1) Lessee's possession rights to the leased premises, and (2) Lessor's contractual landlord lien rights over all personal property therein. The entire lease is hereby affirmed and incorporated herein. The lease will cease to be an encumbrance to Lessor's title if Lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee's right of possession has been lawfully terminated.

LESSOR                                       LESSEE
(To be signed at move-in)                    (To be signed at move-in)


BFLP                                         Synplicity, Inc.
-----------------------------------          -----------------------------------
Printed name of company or firm              Printed name of company or firm
(if applicable)                              (if applicable)

Erwin P. Backer, Inc.
Erwin P. Backer, President                   Doug Miller
-----------------------------------          -----------------------------------
Printed name of person signing               Printed name of person signing


___________________________________          ___________________________________
Signature                                    Signature

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                 Page One of Two

General Partner
-----------------------------------          ___________________________________
Title of person signing                      Title person signing
(if applicable)                              (if applicable)


___________________________________          ___________________________________
Date signed                                  Date signed



STATE OF TEXAS
COUNTY OF ________________.


This instrument was acknowledged before me on _____________ by________________ on behalf of the above stated LESSOR and in the above stated capacity.

                                    ____________________________________________
                                    Notary Public for the State of Texas
                                    Printed name of notary______________________
                                    My commission expires_______________________


STATE OF TEXAS
COUNTY OF ________________.


This instrument was acknowledged before me on ___________ by _________________ on behalf of the above stated LESSEE and in the above stated capacity.


                                    ____________________________________________
                                    Notary Public for the State of Texas
                                    Printed name of notary______________________
                                    My commission expires_______________________


                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT E

                            CONSTRUCTION BY LESSOR
                         (see paragraph 5.1 of lease)

Lessor BFLP
       ------------------------------------
Lessee Space & Associates
       ------------------------------------
Date of lease July 01, 2000
              -----------------------------
Office space Suite 202
             ------------------------------
Building name/address Steck II, 8217 Shoal Creek Blvd., Suite 202 Austin TX
                      -----------------------------------------------------
                      78757
                      -----

If Lessor fails to deliver the space by July 01, 2000 the commencement date
                                        -------------
shall be the move-in date. If Lessor prepares the space prior, to July 01, 2000
                                                                  -------------
the same will apply.

The Lessor shall replace the carpet and do touch up painting as needed.


                                                       Lessor /s/ [ILLEGIBLE]
                                                              -----------------
                                                       Lessee /s/ [ILLEGIBLE]
                                                              ----------------

                                                                    EXHIBIT F- 1

                                OFFICE BUILDING
                                 PARKING RULES
                         (see paragraph 9.2 of lease)

It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety care, and cleanliness or the parking garage, if applicable, and parking areas and for the preservation of good order.

1. TRAFFIC SIGNS. All persons parking in the parking areas and parking garage shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

2. LESSEE EMPLOYEE AND CUSTOMER PARKING. Lessee's and their employees and customers may or may not park without charge. Lessor reserves the right to utilize any reasonable system by which building tenants may pay for parking of their guests or customers.

3. TRASH. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the garage floor or parking areas.

4. FLAT TIRES. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of Lessor.

5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-1 and 6701g-2 upon compliance with statutory notice.

6. SECURITY. Lessee shall use reasonable diligence in the maintenance of existing lighting in the parking garage or parking areas. Lessor shall have no duty for additional lighting or any security measures in the parking areas, including the parking garage.

7. PARKING OF EMPLOYEE VEHICLES. Lessor may from time to time designate specific areas in which vehicles owned by Lessee and Lessee's employees, sublessee, assignees, licensees, and concessionaires shall be parked. Lessee shall use best efforts to see that such vehicles are parked in such areas. Upon request by Lessor, Lessee shall furnish Lessor a complete list of license numbers of all vehicles operated by Lessee and the above listed persons. Lessor may charge reasonable parking fees for such vehicles not parked in the designated areas.

8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Lessor's prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading or unloading. Service and delivery vehicles may be parked in loading zones only when necessary.

9. TIMELY PAYMENT OF PARKING RENT. If applicable, Lessee shall be entitled to monthly parking rights in the parking garage only upon timely payment of the then current monthly parking rent, in advance. Lessee may rent less than the allowed number of spaces. Lessee may rent more than the allowed number of spaces if available in the reasonable judgment of Lessor.

10. CONTROL DEVICES. Lessor reserves the right to install or utilize any reasonable system of entry and exit control devices in marked loading areas.

                                                       Lessor /s/ [ILLEGIBLE]
                                                              -----------------
                                                       Lessee /s/ [ILLEGIBLE]
                                                              ----------------

                                                                     EXHIBIT F-2
                                                               Page One of Three

                             OFFICE BUILDING RULES
                        (see paragraphs 23.1 of lease)

It is the desire of Lessor to maintain in the building the highest standard of dignity and good taste consistent with comfort and convenience for all tenants. Any action or condition not meeting this high standard should be reported directly to the building manager. Cooperation by all tenants will be sincerely appreciated. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Pursuant to paragraph 23.1 of the lease, Lessor reserves the right to rescind these rules, make reasonable modification thereto, and make other reasonable rules and regulations for the safety, care, and cleanliness of the building and for the preservation of good order.

1. DELIVERIES AND MOVEMENT OF FURNITURE. Movement into or out of the building of furniture, equipment be restricted to hours, stairways, and elevators designated by Lessor. Unless Lessor notifies Lessee otherwise, only the freight elevator may be used for such purposes, and such elevator may be used only during regular business hours without prior approval of Lessor. All such movement and deliver shall be under the supervision of the building manager and carried out in a manner agreed between Lessee and the building manager, by prearrangement. Prearrangement shall include time, method, routing, and any limitations for reasons of safety or nondisturbance of others. The hold harmless and indemnification provisions of paragraph 12.2 shall apply to the foregoing. Lessor may require that movement of furniture or equipment which interferes with normal building traffic shall be made at hours other than normal business hours.

2. OBSTRUCTION OF PASSAGEWAYS. None of the passageways, outside entries, exterior doors, elevators, hallways, or stairways shall be locked or obstructed. No rubbish, trash, litter, or materials of any nature may be emptied or thrown into these areas. These areas may be used only for ingress and egress.

3. DOORS AND DOOR LOCKS. When Lessee's corridor doors are not in use, Lessee shall use its best efforts to keep them closed on all floors where Lessee is a partial tenant on the floor. No additional locks shall be placed on any doors in Lessee's office space without written consent of Lessor. Lessee shall not change, alter, or replace locks provided by Lessor on doors in the building, except with written permission of the building manager. All necessary keys shall be furnished by Lessor, and Lessor shall be entitled to have a key for every door in Lessee's office space. Lessee shall surrender all keys upon termination of Lessee's right of occupancy; and at such time, Lessee shall give Lessor the combination to all vaults or combination locks remaining in Lessee's office space after surrender by Lessee.

4. SAFES. Safes and other heavy articles shall be carried into the leased premises only at such times and in such manner as prescribed by Lessor. Lessor shall have the right to specify weight limitations and positioning of safes or other heavy articles. Any damage done to the building by installations, presence, or removal of a safe or other article owned or controlled by Lessee on the leased premises, shall be paid for by Lessee.

5. REMOVAL OF FURNITURE. Removal of furniture or equipment from Lessee's office space shall require presentation of written authorization by an authorized representative of Lessee. Security guards, watchmen, janitors, and other building employees will have the right to challenge all persons leaving the building with such items.

6. INSTALLATION AND REPAIR WORK. Lessee shall refer all contractors, contractors' representatives, and installation technicians who render any service on or to Lessee's office space, to the building manager for approval and supervision before performance of any service. This provision shall apply to all work performed in the building, including installation of telephones, electrical lines, and other electrical devices where such installation affects the floors, walls, woodwork, trim, windows, ceilings, mechanical equipment, or any other part of the building. If Lessee desires telephone or other electronic connections, Lessee shall notify Lessor; and Lessor shall then direct installation servicemen as to where and how wires may be introduced. Without such directions, no such installations shall be permitted.

7. HAZARDOUS MATERIALS. Lessee shall not place or install, on the leased premises or any part of the building, any explosive, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous materials without written consent of the building manager. Lessee shall not operate electric space heaters, stoves, engines, or other equipment not typical of an office building without written consent of the building manager.

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               ----------------

                                                               Page Two of Three


8. ENTRY BY LESSOR. Lessor shall have the right to enter for the purposes set forth in paragraph 9.1 of the lease at all times.

9. PLUMBING. Plumbing fixtures and appliances shall be used only for the purposes for which they were constructed. No sweeping, rubbish, rags, or other unsuitable materials may be thrown or placed in plumbing fixtures or appliances. The cost of any stoppage or damage resulting from negligence or improper use of these fixtures and appliances by Lessee or Lessee's agents, employees, family, invitees, licensees, or visitors shall be paid for by the Lessee.

10. WINDOWS. Lessee shall not allow windows within Lessee's office space be opened at anytime, except in emergencies. Nothing shall be thrown out of the windows of the building or down the stairwells or other passages. Lessor reserves the right to cause any or all windows of the building to be locked, sealed, closed, or otherwise made operable, or to install permanent or temporary screens thereon, and to include the cost thereof with the operating expenses of the building.

11. THEFT AND DAMAGES. Lessor shall not be responsible for lost or stolen personal property, equipment, money or jewelry from Lessee's office space or from the public areas of the building, regardless of whether such loss occurs when the area is locked against entry. Lessor will not be liable to Lessee, or Lessee's employees, customers, or invitees for any damages or losses to persons or property caused by other Lessees in the building or for damages or losses caused by theft, burglary, assault, vandalism, or other crimes. Owner shall not be liable for personal injury or loss of Lessee's property from fire, flood, water leaks, rain, hail, ice, snow, smoke, lighting, wind, explosions, or interruption of utilities unless such injury or damage is caused by gross negligence of Lessor. LESSOR STRONGLY RECOMMENDS THAT LESSEE SECURE LESSEE'S OWN INSURANCE TO PROTECT AGAINST THE ABOVE OCCURRENCES.

12. ANIMALS. No birds, fowl or animals (except guide dogs for handicapped persons) shall be brought into or kept in or about the building or common areas.

13. BICYCLES AND OTHER VEHICLES. No bicycles, motorcycles, or similar vehicles shall be allowed in the building. No trailers or large trucks may be parked in the building parking areas except for temporary loading or unloading.

14. RESIDENTIAL USE. No sleeping, cooking, clothes cleaning, or laundering is permitted on the leased premises without written consent of Lessor.

15. INTOXICATION. Lessor reserves the right to exclude or expel from the building any person who in the reasonable judgment of Lessor, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any rules of the building.

16. DISTURBANCES. Lessee shall not obstruct, disturb, or interfere with the rights of other Lessees or occupants or in any way injure or annoy them. Lessee shall not make any noises by any means which, in the reasonable judgment of Lessor, are likely to disturb other Lessees or occupants of the building.

17. COMPLIANCE WITH SAFETY AND SANITATION LAWS. Lessee shall comply with all laws relating to fire, safety, and sanitation, and shall comply with any requirements of Lessees insurance company with respect to fire prevention, safety standard, and sanitation.

18. CLEANING. Lessee shall not employ any person or persons without written consent of Lessor, for the purpose of cleaning or maintaining of the leased premises. Lessee shall cooperate with Lessor's employees, agents, and cleaning personnel in keeping Lessee's premises neat and clean. Any special cleaning requested by Lessee and performed by Lessor or Lessor's employees, agents, or contractors shall be paid for by Lessee.

19. SOLICITING. Canvassing, soliciting, or peddling in the building is prohibited without written permission of Lessor, and Lessee shall cooperate to prevent same.

20. SIGNS. No signs, fixtures, or notices of any kind may be displayed except by written consent of Lessor. All signs shall conform to the requirements of paragraph 28.1 of the lease.

                                                     Lessor /s/ [ILLEGIBLE]
                                                           --------------------
                                                     Lessee /s/ [ILLEGIBLE]
                                                           --------------------

                                                             Page Three of Three


21. NOTICE OF PERSONAL INJURIES OR UTILITY OR MECHANICAL PROBLEMS. Lessee shall give prompt notice to the building manager, to the best of Lessee's knowledge, of any significant accidents involving injury to persons or property, including plumbing, electrical, heating, air conditioning, stairwell, corridor, and elevator problems and/or personal injury and property damage caused thereby.

22. REQUESTS BY LESSEE. Except in emergencies, requests by Lessee shall be attended to only after written request by to the building management. Lessor's employees are not allowed to perform or do anything outside their regular duties unless pursuant to special orders from Lessor. Lessee may not contract with Lessor's employees for the performance of paid or free services to Lessee. If, at the request of Lessee, Lessor of Lessor's agents furnish services, goods, labor, or material to Lessee which are not to be furnished by under this lease, Lessee shall pay for same upon delivery of a written statement therefor to Lessee.

23. BUILDING ACCESS. Anyone who does not reasonably satisfy a building security guard (if any) that he has a right to enter the building may be excluded by the guard. Lessor shall not be liable for damages for any good faith error with regard to admission or exclusion from the building of any person. In case of fire, destruction, invasion, mob, riot, or other commotion, Lessor reserves the right to prevent access to the building by closing the doors or otherwise.

24. REQUEST FOR EXTRA AIR CONDITIONING. Requests for heating or air conditioning before or after the hours of operation stated in paragraph 7.1 of the lease must be received at the management office at least 24 hours in advance.

25. LEASE PROVISIONS REGARDING LESSEE'S CONDUCT. Lessee shall comply with all the provisions of paragraph 9.2 regarding parking and paragraph 10.1 regarding occupancy, nuisance, and hazards.

26. ELEVATORS. Lessor shall not be liable for damages from stoppage of elevators for repair, service, or improvements. Nor shall Lessor be liable for delays of any duration in connection with elevator repair, service, or improvements.

27. SMOKING. This is a non-smoking building; smoking is not permitted anywhere inside the building.

                                                     Lessor /s/ [ILLEGIBLE]
                                                           --------------------
                                                     Lessee /s/ [ILLEGIBLE]
                                                           --------------------

                                                                       EXHIBIT G
                                                                 Page One of Two

This form is not to be executed at time of lease execution.
             ---

                             ESTOPPEL CERTIFICATE
                         (see paragraph 30.1 of lease)

The purpose of this certificate is to confirm the current status of matters relating to the lease described below, it is for the benefit of the owner or prospective purchaser or mortgagee of the building in which the leased premises are located.

1. The undersigned is the Lessee under a lease between _____________________, as Lessor, and ______________ as Lessee, dated _____________________ on leased premises locally known as the ____________________________ building and located at in _________________________________________________, in ___________, Texas.
A copy of the fully executed lease and any amendments or modifications thereto are attached. There are no other modifications or amendments to the above described lease. The dates of any amendments or modifications are: (put "none" if inapplicable).

2. There are no unfulfilled written or verbal promises, representations, or warranties by Lessor.

3.   There are no subleases of the leased premises or any portions thereof.

4. The lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. Lessor is not in default. Lessee agrees to give notice of any Lessor default to any purchaser or tender making written requests to Lessee for same.

5. Except for rents (if any) which may be due under the lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Lessee to Lessor under the lease other than the following:

________________________________________________________________________________
________________________________________________________________________________

6. The amount of security deposit currently posted by Lessee with Lessor is $__________ in the form of ( ) cash or ( ) an irrevocable, unconditional letter of credit issued by ___________________ in favor of Lessor which is still valid.

7. Lessee acknowledges that the space being leased consists of _______________ rentable square feet according to the lease, that the improvements to be constructed by Lessor have been satisfactorily completed, that the lease space has been accepted by Lessee, that Lessee now occupies the lease space, and that the commencement date for the lease term was ______________________________.

8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the lease) through the last day of the month in which this estoppel certificate has been executed.

9. There are no known offsets or credits against rentals except as expressly provided by the terms of the lease. There is no known right of rescission and no known defense to Lessee's future obligations to pay the specified rentals at the times and in with the lease terms. Lessee has not received any concession (rental or otherwise) or similar compensation not expressed in the lease which is presently in effect.

10. Lessee has no options or rights of refusal regarding the leased premises or additional rental space other than as set out in the lease.

11. Lessee has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking or relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any or them, or made or suffered a transfer of any of its property which may be

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                 Page Two of Two

fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

12. Lessee agrees to Lessor with estoppel letters on this form within ten (10) days (stating the then-current facts) after written request by Lessor or subsequent owners of the building.

13. Lessee acknowledges that upon ten (10) days' prior written request of Lessor's mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Lessee shall attorn to the mortgage or foreclosure purchaser by recognizing such new owner as Lessor under the lease provided that such purchaser shall recognize the rights of tenant under the lease as long as tenant is not in default. The agreement of to attorn shall be any foreclosure sale or deed in lien of foreclosure. Lessee shall, upon ten (10) days' written notice from Lessor's mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to Lessor's mortgagee all instruments and certificates that in the reasonable judgment of Lessor's mortgagee may be necessary or proper to confirm such attainment.

14. Lessee acknowledges that this estoppel certificate and the statements therein may be conclusively relied upon by Lessor and by any prospective purchaser or lien holder of the leased premises.

15. The form of this estoppel certificate may very, depending on Lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable request by Lender or purchasers.

16. This agreement shall be binding upon and shall inure to the benefit of the Lessor, any present or future mortgagee, any prospective buyer or master Lessee of the property, and their successors and assigns.

Dated this _________ day of ______________________, 20__.

                                        LESSEE__________________________________

                                        By______________________________________

                                        Printed name of signatory_______________

                                        Title___________________________________

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT H


                      CERTIFICATE OF CORPORATE RESOLUTION
                         AUTHORIZING LEASE OR GUARANTY
                    (see paragraphs 37.1 and 39.1 of lease)

The undersigned, as secretary of the corporation named below, certifies that at a special meeting of the board of directors of the corporation, duly called and held on the 23/rd/ day of June, 2000 at which a quorum of the directors were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

RESOLVED that the president or the vice president or the corporation shall be authorized to execute a lease for office space on behalf of the corporation and/or to guarantee performance of a lease for office space, described below:

          Date of lease  July 01, 2000
                         -------------------------------------------------
          Lessor  BFLP
                  --------------------------------------------------------
          Lessee  Synplicity, Inc.
                  --------------------------------------------------------
          Guarantor, if any (not Lessee's name)___________________________
          Building name Steck II Executive Plaza
                        --------------------------------------------------
          Suite No. 202
                    ------------------------------------------------------
          Building address 8217 Shoal Creek Blvd.
                           -----------------------------------------------
          City/County/State/Zip Austin, TX 78757
                                ------------------------------------------

RESOLVED FURTHER, that the president or vice president is authorized on behalf of the Corporation to execute and deliver to the Lessor all instruments reasonably necessary for the lease. Lessor is entitled to rely upon the above resolutions until the board of directors of the corporation revokes or alters same in written form, certified by the of secretary of the corporation, and delivers same, certified mail, return receipt to the Lessor. The corporation is duly organized and is in good standing under the laws of the State of California, and there are no proceedings pending to forfeit the corporation's charter or right to do business in Texas. The undersigned further certifies that on the meeting date refereed to above, the names and respective titles of the officers of the corporation were as follows:

Bernard Aronson               President
--------------------------
Douglas S. Miller, CFO        Vice President
--------------------------
Alisa Yaffa                   Secretary
--------------------------
Douglas S. Miller             Treasurer
--------------------------

WITNESS MY HAND this 23/rd/ day of June, 2000.

                                     Synplicity, Inc
                                     -----------------------------------------
                                     Typed name of corporation


                                     /s/ Alisa Yaffa
                                     -----------------------------------------
                                     Signature of secretary of corporation


                                     Alisa Yaffa
                                     -----------------------------------------
                                     Printed name of secretary


STATE OF California

COUNTY OF Santa Clara

This instrument was acknowledged before me on June 23, 2000 by Alisa Yaffa on behalf of the above corporation and in the above stated capacity.


                                     /s/ Penelope T. Miller
                                     -------------------------------------------
                                     Notary Public for the State of California
                                                                    ----------

[SEAL]                               Penelope T. Miller
                                     -------------------------------------------
                                     Printed name of notary

                                     My commission expires September 12, 2001
                                                           ------------------

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT I


                              SPECIAL CONDITIONS
               (see special conditions paragraph 37.1 of lease)


The following special conditions shall apply to this lease and shall prevail on any other provisions to the contrary.

FINANCIAL STATE. Prior to execution of this lease and thereafter from time to time, Lessee shall, upon written request, furnish to Lessor a financial statement of Lessee's condition in a reasonably satisfactory form. All financial statements shall be originally signed and dated by Lessee or Lessee's agent and be current within ninety (90) days.

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT J


                         HAZARDOUS MATERIALS STATEMENT


Various materials in the construction of any improvements to the property or in the use thereof, past or present, may contain materials that have been or may in the future be determined to be toxic, hazardous or undesirable. For example, some electrical transformers and other electrical components can contain PCB's, and asbestos has been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor tiles and plaster. Such substances may be in above and below-ground containers on the leased premises or may be present on or in soils, water, building components or other portions of the leased premises in areas that may or may not be accessible or noticeable.

Current federal, state and local laws and regulations may require the clean-up of such toxic, hazardous or undesirable materials at the of those persons who in the past, present or future have had any interest in the leased premises including, but not limited to, current, past and future owners and users of the leased premises. Problems involving toxic wastes, hazardous materials or undesirable substances can be extremely costly to correct.

Lessor, real estate brokers, and leasing agents in this transaction have no expertise with respect to toxic wastes, hazardous materials or undesirable substances and have not made, nor will any of their statements constitute representations, either express or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials, or undesirable substances in or on the leased premises.

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT K


                           CONFIDENTIALITY AGREEMENT


1. Lessee acknowledges that the terms and provisions of this lease, is disclosed to third parties, could interfere with and injure Lessor's business relationship with or ability to lease to other existing or prospective tenants. Therefore, except as otherwise provided herein, Lessee agrees to keep confidential any and all terms and provisions of this lease. Signature of person signing as same may be subsequently amended, or modified together with all information, business terms, agreements, and other matters discussed during the lease negotiations or to be subsequently discussed between Lessee and Lessor or their respective representatives and to not disclose same in any way to any persons or entities without Lessor's written consent which Lessor shall have no obligation to give. Provided, however, Lessee may reveal such (if applicable) information to those agents and employees of Lessee whose knowledge of such information is required to facilitate Lessee's operations. Any agent or employee of Lessee made aware of such information shall be informed by Lessee of this Confidentiality Agreement, and Lessee shall be responsible for their compliance with same. In this Confidentiality Agreement, the term "Lessee" shall include Lessee, and any agent, owner, employee, officer, director or affiliate of Lessee.

2. Notwithstanding the above, Lessee may disclose to an entity from which Lessee is attempting to secure financing those terms of the lease and the financing. Lessee shall, however, inform the Lender of the Confidentiality Agreement and Lessee shall require the lender to comply with the terms hereof. Also, Lessee may disclose the terms of this lease if required to do so by court order.

3. If any terms of this lease are disclosed by party other than as expressly allowed, or if any third party becomes aware of said information due to a previous disclosure of same by Lessee, Lessor shall, in addition to any other remedies Lessor may have against Lessee at law, in equity, or pursuant to the terms of this lease, have available to it one or more of the following remedies:

     (a) Lessor may secure injunctions or other equitable relief in any court of competent jurisdiction to prevent or otherwise restrain a breach of this provision;

     (b) Lessee's breach of this Confidentiality Agreement shall be deemed a default by Lessee under this lease; and

     (c) In light of the difficulty of ascertaining the amount of additional damages Lessor shall suffer as a result of a default by Lessee hereunder, Lessee shall pay Lessor liquidated damages of $15,000.00.

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                       EXHIBIT L
                                                                 Page One of Two


                      MORTGAGEE NONDISTURBANCE AGREEMENT


This agreement is between _______________________ (hereinafter called "Mortgagee"), __________________ (hereinafter called 'Lessor'), __________ and
(hereinafter called "Lessee"). Such parties acknowledge that the lease described below has been entered into by Lessor and Lessee.

          Date of lease____________________________
          Lessor___________________________________
          Lessee___________________________________
          Guarantor, if any (not Lessee's name)____
          Building name____________________________
          Suite No.________________________________
          Building address_________________________
          City/County/State/Zip____________________
          Legal description of property____________
          (attach legal description by lot, subdivision and county or a metes and bounds description)

Mortgagee is the holder of a note and deed of trust (the "Mortgage") upon the office building of which the leased premises are a portion. Lessee desires to be assured of the continuous use and occupancy of the leased premises under the terms of the lease. Therefore, for good and valuable consideration, the undersigned agree as follows:

     1. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate the lease or join Lessee in summary or foreclosure proceedings so long as Lessee is not in default under any of the terms, covenants, or conditions of the lease. Likewise, Lessee will not terminate the lease in the event of foreclosure under the Mortgage.

     2. Lessee agrees that it will attorn to and reorganize as its landlord under the lease (a) any purchaser at a foreclosure sale under the Mortgage, (b) any transferee who acquires the leased premises by deed in lieu of foreclosure, and (c) the successors and assigns of such purchasers.

     3. If Mortgagee acquires the interest of Lessor under the lease, Mortgagee shall not be:

          (a) liable for any act or omission of any prior landlord (including Lessor);

          (b)  liable for the return of any security deposit;

          (c) subject to any offsets or defenses which Lessee might have against any prior landlord (including Lessor);

          (d) bound by any rent or additional rent which Lessee might have paid for more than the current month to any prior landlord (including Lessor), or

          (e) bound by any amendment or modification of the lease hereafter made without Mortgagee's consent.

     4. Lessee agrees to deliver to Mortgagee a copy of any notice of default served upon Lessor by Lessee. Mortgagee shall have the same opportunity to cure the default as Lessor. If such default cannot be so cured, then Mortgagee shall have additional time to cure as may be reasonably necessary if Mortgagee is proceeding with due diligence to cure such default, in which event this lease shall not be terminated during such additional time period.

     5. All notices required or permitted to be given pursuant to this agreement shall be in writing, personally delivered or mailed, by certified mail, return receipt requested. Notices shall be addressed to the respective party's address shown in the signature blocks below. The terms hereof shall any supersede any inconsistent provisions of the lease. This agreement shall be binding upon and shall inure to the benefit of the parties, their successors, and assigns.

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------

                                                                 Page Two of Two

MORTGAGEE                               LESSOR

__________________________________      __________________________________
Printed name of Mortgagee               Print name of Lessor


__________________________________      __________________________________
Printed name of person signing          Printed name of person signing


__________________________________      __________________________________
Signature of person signing             Signature of person signing


__________________________________      __________________________________
Title of person signing                 Title of person signing
(if applicable)                         (if applicable)

__________________________________      __________________________________
Date signed                             Date signed

Mailing address of Mortgagee for        Mailing address of Mortgagee for
notice purposes under this lease:       notice purposes under this lease:

__________________________________      __________________________________
__________________________________      __________________________________

                                         LESSEE


                                         __________________________________
                                         Printed name of Lessee


                                         __________________________________
                                         Printed name of person signing


                                         __________________________________
                                         Signature of person signing


                                         __________________________________
                                         Title of person signing (if applicable)


                                         Date signed_______________________


                                         __________________________________

                                         __________________________________
                                         Mailing address of Mortgagee
                                         for notice purposes under this lease

                                                        Lessor /s/ [ILLEGIBLE]
                                                               -----------------
                                                        Lessee /s/ [ILLEGIBLE]
                                                               -----------------